INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2021
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

9. INTANGIBLE ASSETS, NET

	December 31,	December 31,
	2020	2021
	RMB	RMB
Brokerage licenses	51,880	51,152
Trade Name	6,400	6,400
Technology	27,600	27,600
Total Intangible assets	85,880	85,152
Accumulated amortization	(24,247)	(30,649)
Impairment loss of technology with discontinued online lending information intermediaries	(17,220)	(17,220)
Intangible assets, net	44,413	37,283

The amortization periods range from 2.6 years to 20 years. Amortization expense on intangible assets for the years ended December 31, 2020 and 2021were RMB9,717 and RMB 6,402, respectively. As of December 31, 2021, the Group expects to record amortization expenses related to intangible assets RMB 5,507, RMB 5,507, RMB3,932, RMB3,357 and RMB3,357 for the next five years, respectively, and RMB 15,623 thereafter.